SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 15, 2005

                        (Date of earliest event reported)

                        MOUNTAINS WEST EXPLORATION, INC.

             (Exact name of registrant as specified in its charter)

New Mexico                                 0-9500               85-0280415
   (State or other jurisdiction of   (Commission File No.)   (IRS Employer
           incorporation)                                   Identification No.)

              3111 N. Seminary, Suite 1N, Chicago, Illinois 60657
                    (Address of Principal Executive Offices)

                                 (312) 952-7100
               (Registrant's telephone number including area code)

                   7609 Ralston Road, Arvada, Colorado, 80002
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8--K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

         Soliciting material pursuant to Rule l4a--l2 under the Exchange Act (17 CPR 240. l4a--12)

         Pre--commencement  communications  pursuant to Rule
         l4d--2(b)    under   the   Exchange   Act   (17   CFR    240.l4d--2(b))

         Pre--commencement communications pursuant to Rule 13e--4(c) under the Exchange Act (17 CFR 240.13e--4(c))


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Item 1.01         Entry into a Material Definitive Agreement

     On November 15, 2005, Mountain West Exploration, Inc. (the "Company," "we," "us," or "our") entered into a Share Purchase Agreement (the "Purchase Agreement") with LD Acquisition LLC, a Delaware limited liability company ("LD"). Pursuant to the terms of the Purchase Agreement, on November 15, 2005:
(1) we issued 300,000 shares of our common stock (the "Purchase Shares") to LD, representing approximately 23% of our current outstanding shares of common stock,(including such newly issued shares) and a warrant to purchase up to 10,000,000 shares of common stock, which upon exercise would represent approximately 94% of the then outstanding shares of our common stock (the "Warrant Shares," and together with the Purchase Shares, the "Shares"); and (2) LD paid us $200,000 in cash, of which $3,000 represents the purchase price of the Purchase Shares and $197,000 is a loan to us (the "Loan"). The Loan is evidenced by a promissory note that matures in a single installment on February 6, 2006 and bears interest at a rate equal to the lesser of the maximum legally permitted rate or the rate of 18% per annum. Following an event of default under the note, the note bears interest at a rate 24% per annum. (See Item 2.03 of this Current Report for additional information regarding the Loan). Our board of directors intends to seek additional capital to enable us to repay the Loan.

     LD funded the acquisition of the Shares and the Loan with a portion of the proceeds of a loan from a private investor, Mr. Louis L. Orenstein (the "Lender"). This loan (the "LD Loan") is evidenced by a promissory note having a principal amount of $430,000 that matures in a single installment on February 7, 2006 and bears interest in a total amount of $26,000. Following an event of default under the note, the note bears interest at a rate of 24% per annum. The LD Loan also requires that LD distribute 100,000 of the Shares to the Lender. LD intends to repay the LD Loan with payments made on the Loan and from other capital sources. The LD Loan is secured by a pledge of the Shares.

     Immediately following the acquisition of the Shares, LD agreed to transfer 100,000 of the Shares to the Lender as consideration for the LD Loan and intends to distribute the remainder of the Shares to its members on a pro rata basis based upon each member's ownership interest in LD. Following the transfer and distribution, such Shares will be owned by the Lender, Grander, LLC, an Illinois limited liability company, and DJS Investments II, LLC, an Illinois limited liability company.

     Also on November 15, 2005, LD entered into a Share Purchase Agreement ("SPA") with Skye Blue Ventures LLC, a Colorado limited liability company controlled by Dennis Iler ("Skye Blue"). Pursuant to the SPA, LD acquired 425,000 shares of common stock of the Company from Skye Blue, in exchange for a cash payment of $230,000. See Item 5.01 of this Current Report (below) for information regarding the amount of shares owned.

     In connection with the change in control of the Company, we will also change our business plan. Prior to the change in control, we had been involved in the mineral exploration and gas production industry and had not realized consistently profitable operations. In connection with the change in control, our board of directors desires to pursue business endeavors related to communications commerce or as otherwise determined by such board of directors. Accordingly, our board intends to seek additional capital to enable us to fund the purchase of one or more businesses with a particular focus thereon.



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Item 2.03     Creation of a Direct Financial Obligation or an Obligation
              Under an Off-Balance Sheet Arrangement of a Registrant

         Pursuant to the Purchase Agreement (described above under Item 1.01 of this current Report), on November 15, 2005, LD made a loan to us of $197,000. The Loan is evidenced by a promissory note in the principal amount of $197,000. The Loan matures in a single installment on February 6, 2006 and bears interest at a rate equal to the lesser of the maximum legally permitted rate or the rate of 18% per annum. The note is prepayable at any time, in whole or in part, without premium or penalty.

Item 3.02         Unregistered Sales of Equity Securities

     Pursuant to the terms of the Purchase Agreement, on November 15, 2005: (1) we issued 300,000 shares of our common stock (the "Purchase Shares") to LD, representing approximately 23% of our outstanding shares of common stock (including such newly issued shares), and a warrant to purchase up to 10,000,000 shares of common stock which upon exercise would represent approximately 94% of the then outstanding shares (the "Warrant Shares," together with the Purchase Shares, the "Shares"); and (2) LD paid us $200,000 in cash, of which $3,000 represents the purchase price of the Shares and $197,000 is a loan to us (the "Loan"). (The terms of the Loan are described above under Item 1.01). The sale of the Shares to LD was made in reliance upon the exemptions from registration provided under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder. The issuance of the Shares did not involve any public offering; we obtained representations from LD (and its members) regarding its investment intent, experience and sophistication; LD either received or had access to adequate information about us in order to make an informed investment decision; having received representations to this effect, we believe that LD and its members are each an "accredited investor" as that term is defined under Rule 501(a) of Regulation D; and no advertising or general solicitation was made in connection with the sale of the shares.

Item 5.01         Changes in Control of Registrant

     As described in Item 1.01 above, on November 15, 2005, a change in control of the Company occurred as a result of our sale of the Shares (including the Shares exercisable pursuant to the Warrant) (representing approximately 94% of our outstanding shares of common stock, including such shares as would be outstanding upon the full exercise of the Warrant) to LD pursuant to the Purchase Agreement. Pursuant to the terms of the Purchase Agreement, on November 15, 2005: (1) we issued 300,000 shares of our common stock (the "Purchase
Shares") to LD, representing approximately 23% of our outstanding shares of common stock, and a warrant to purchase up to 10,000,000 shares of common stock (the "Warrant Shares," and together with the Purchase Shares, the "Shares"); and
(2) LD paid us $200,000 in cash, of which $3,000 represents the purchase price of the Shares and $197,000 is a loan to us (the "Loan"). (The terms of the Loan are described above under Items 1.01 and 2.03 of this Current Report.)

         LD funded the purchase of the Shares and the Loan with a portion of proceeds of a loan from a private investor, Mr. Louis L. Orenstein (the "Lender"). This loan (the "LD Loan") is evidenced by a promissory note having a principal amount of $430,000 that matures in a single installment on February 7, 2006 and bears interest in a total amount of $26,000. The LD Loan also requires that LD transfer 100,000 of the Shares to the Lender. LD intends to repay the LD Loan with payments made on the Loan. The LD loan is secured by a pledge of the Shares.

     Immediately following the acquisition of the Shares, LD agreed to transfer 100,000 of the Shares to the Lender as consideration for the LD Loan and intends to distribute the remainder of the Shares to its members on a pro rata basis based upon each member's ownership interest in LD. Following the transfer and distribution, the Shares will be owned by the Lender, Grander, LLC, an Illinois limited liability company, and DJS Investments II, LLC, an Illinois limited liability company.

         Additionally, in connection with the Purchase Agreement, LD acquired a warrant entitling LD to purchase up to 10,000,000 additional shares of our common stock. The warrants are exercisable immediately at a price of $.01 per share.

         As described in Item 1.01 above, on November 15, 2005, pursuant to the SPA, LD acquired 425,000 shares of common stock from Skye Blue, in exchange for a cash payment of $230,000.

     The following table sets forth beneficial ownership of the Company's common stock as of November 15, 2005 by: (i) each director and executive officer of the Company (including options, warrants or other rights exercisable within 60 days); (ii) all officers and executive officers, as a group, and (iii) all persons known by the Company to own more than 5% of the Company's common stock. The table shows beneficial ownership of the Shares. Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to the shares beneficially owned. On November 15, 2005, there were 1,300,018 shares of common stock outstanding.

Lee Wiskowski, Director and President, (1)                          10,625,000
c/o 3111 N. Seminary
Suite 1 N
Chicago, Illinois 60657

Douglas Stukel, Director, Secretary and Treasurer (2)               10,625,000
24750 Manor Drive
Shorewood, IL  60431

Redgie Green, Director                                                   5,000
7609 Ralston Road
Arvada, CO  80002


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Denis Iler, (3)                                                            5,777
Director
7609 Ralston Road
Arvada, CO  80002


All executive officers and directors as a group                     10,635,777


(1) Of the 10,625,000 shares reported in the chart above, 625,000 shares are owned directly by LD Acquisition, LLC, an Illinois limited liability company, of which Grander, LLC is a member, and 10,000,000 shares represent shares that may be acquired upon the exercise of the Warrant owned directly by LD Acquisition, LLC, of which Grander, LLC is a member. Mr. Wiskowski is the sole member of Grander, LLC.

(2) Of the 10,625,000 shares reported in the chart above, 625,000 shares are owned directly by LD Acquisition, LLC, an Illinois limited liability company, of which DJS Investments II, LLC is a member, and 10,000,000 shares represent shares that may be acquired upon the exercise of the Warrant owned directly by LD Acquisition, LLC, of which DJS Investments II, LLC is a member. Douglas Stukel is the sole member of DJS Investments II, LLC.

(3) Of the 5,777 shares reported in the chart above, 5,477 are held by Skye Blue Ventures, LLC. Denis Iler serves as the manager of Skye Blue and indirectly holds a majority interest therin.

Item 5.02      Departure of Directors or Principal Officers;
               Election of Directors; Appointment of Principal Officers

         One of the conditions for closing of the Purchase Agreement was that our board be comprised of a majority of directors appointed by LD. As such, effective November 15, 2005, each of Lee Wiskowski and Douglas Stukel were appointed to the Board. Our board now consists of four members: Dennis Iler, Redgie Green, Lee Wiskowski and Douglas Stukel. It is contemplated that ten days after we file a Schedule 14f--1 with the SEC and mail it to our stockholders of record, Mr. Iler's and Mr.Green's resignations from the board will be effective. The Schedule 14f--1 is expected to be filed with the SEC and mailed to our stockholders on or about November 23, 2005.

         Additionally, on November 15, 2005, Mr. Denis Iler resigned from his positions as our Chief Executive Officer, President, Secretary and Treasurer. Effective the same day, Mr. Lee Wiskowski was appointed to serve as our President and Mr. Douglas Stukel was appointed to serve as our Secretary and Treasurer.



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 Below is a summary of the business experience of Messrs. Stukel and Wiskowski:

         Douglas Stukel, Secretary, Treasurer and Director, age 36. On November 15, 2005, Mr. Stukel was appointed to serve as our Secretary and Treasurer and as a member of our board of directors. Mr. Stukel also serves as a director of Capital Growth Systems, Inc. ("CGS") and as the co-chief executive officer of CGS. Mr. Stukel, together with Mr. Wiskowski, led the investor group which purchased the majority stake in CGS, and subsequently raised substantial capital to fund working capital requirements in connection with CGS' acquisitions of Nexvu Technologies, LLC and Frontrunner Network Systems, Inc. Nexvu has developed an advanced set of software tools in the application performance management services industry. Frontrunner is a complementary telephone systems integrator, with expertise in installation, sales and management of systems through its network operating center. In addition, Mr. Stukel is a co--founder of Premier Holdings of Illinois, LLC, a distributor of medical supplies based in Joliet, Illinois. Mr. Stukel served as the president of Cendant Home Funding, a residential mortgage company based in Joliet, Illinois, from 1997 until 2001. Mr. Stukel is also a co--founder of Momentum Capital, LLC, a privately held firm providing financial advisory services in connection with mergers and acquisitions and analysis as to strategic alternatives. As a co--founder of Momentum Capital, LLC, Mr. Stukel's responsibilities are related to the location of potential clients, the negotiation of agreements with those clients and the provision of advisory services related to the clients. Mr. Stukel also serves as a director of Health Partnership, Inc. ("HHPN") and officer.

         Lee Wiskowski, President and Director, age 39. On November 15, 2005, Mr. Wiskowski was appointed to serve as our President and as a member of our board of directors. Mr. Wiskowski also serves as a director of Capital Growth Systems, Inc. ("CGS") and as a co--chief executive officer of CGS. In 1994, Mr. Wiskowski was the co--founder of Madison Securities (40--person team) and early in 1999 was a co--founder of Advanced Equities, Inc. (80--person team), both NASD licensed broker--dealers focusing on emerging growth companies. During his tenure with these two companies, Mr. Wiskowski had significant responsibility in the companies' raising of capital for private and public placements, primarily of high technology companies. Mr. Wiskowski sold his interest to the other principals of Advanced Equities approximately five years ago. Since December 2002, Mr. Wiskowski has been engaged in the business of providing financial and advisory services to emerging growth companies through Grander, LLC and Momentum Capital, LLC, both privately held advisory and consulting firms. As the sole owner of Grander, LLC and co--founder of Momentum Capital, LLC, Mr. Wiskowski's responsibilities are related to the location of potential clients, the negotiation of agreements with those clients and the provision of advisory services related to the clients. Mr. Wiskowski also serves as a director of Health Partnership, Inc. ("HHPN") and officer.

         There are no family relationships among the current executive officers and directors. We have not entered into employment agreements with our new executive officers but we expect to do so in the future. Upon entry into such agreements, we will file a Form 8--K describing the material terms of the agreements.

         As previously described under Items 1.01 and 2.03 of this Current Report, LD made the Loan to us. Both Grander, LLC and DJS Investments II, LLC are members of LD. Mr. Wiskowski, our President and a member of our board of directors, is the sole member of Grander LLC, which entity is a member of LD. Also, Mr. Stukel, our Secretary and Treasurer and a member of our board of directors, is the sole member of DJS Investments II, LLC, which entity is a member of LD.

Item 9.01         Financial Statements and Exhibits

         Exhibit No.      Description of Exhibit

         Exhibit 10.1     MW Warrant, dated November 15, 2005.

         Exhibit 10.2     MW Share Purchase Agreement, dated November 15, 2005.

         Exhibit 10.3     Security Agreement

         Exhibit 10.4 MW Note (including Exhibit A thereto, the Security Agreement,) dated November 15, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:       November 21, 2005

                                               MOUNTAINS WEST EXPLORATION, INC.



                                               By:    /s/Douglas Stukel
                                               Its:   Treasurer and Secretary